Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

LendingClub Corporation 71 Stevenson Street, Suite 300 San Francisco, California 94105

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by LendingClub Corporation (the “Company”) and Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Consumer Loan Underlying Bond (CLUB) Credit Trust 2017-P1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 1, 2017, representatives of the Company provided us with an unsecured consumer loan listing (the “Unsecured Consumer Loan Listing”), with respect to 30,387 unsecured consumer loans.  At the Company’s instruction, we randomly selected 119 unsecured consumer loans (the “Sample Loans”) from the Unsecured Consumer Loan Listing.

Further, on September 5, 2017, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on August 24, 2017, with respect to each of the unsecured consumer loans included on the Unsecured Consumer Loan Listing (the “Statistical Loan File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (for informational purposes only) 2. Origination date 3. Original principal balance 4. Maturity date 5. Loan term (months) 6. Borrower interest rate	7. Contractual monthly payment 8. State of residence 9. Current principal balance 10. FICO score low (at issuance) 11. FICO score high (at issuance) 12. Loan age (months)

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the respective Loan Contract (the “Contract”).

We compared Characteristic 6. to the corresponding information set forth on or derived from the respective Contract and to queries from the Company’s servicing system as of August 24, 2017 (collectively, the “Servicing System Query”), provided to us on September 5, 2017 by representatives of the Company.

We compared Characteristic 7. to the corresponding information set forth on or derived from the respective “Truth in Lending Disclosure” and to the Servicing System Query.

We compared Characteristic 8. to the corresponding information set forth on or derived from the respective Truth in Lending Disclosure.

We compared Characteristics 9. through 11. to the corresponding information set forth on or derived from the Servicing System Query.

We compared Characteristic 12. to the difference between (i) the loan term (as set forth on the Contract) and (ii) the remaining term (as set forth on the Servicing System Query).

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Contract indicated the borrower “signed electronically.”

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 7., for the Sample Loans indicated in Appendix A, we noted a difference with respect to the contractual monthly payment set forth on the Statistical Loan File when compared to the contractual monthly payment set forth on the related Truth in Lending Disclosure.  For these Sample Loans, we were instructed to perform an additional procedure and subtract the “Non-ACH Fee” from the contractual monthly payment (each as set forth on the Truth in Lending Disclosure) and compare such result to the contractual monthly payment set forth on the Statistical Loan File.

The loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix B.  Supplemental information is contained in Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

Member of Deloitte Touche Tohmatsu Limited

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours
truly,

/s/ Deloitte & Touche LLP

September 7, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 7, 2017 (REDACTED).

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 7. for the following Sample Loans:

[REDACTED]
[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 7, 2017.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Two differences in origination date.
2	Two differences in maturity date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 7, 2017 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract

1	[REDACTED]	Origination date	8/10/2017	8/9/2017
1	[REDACTED]	Origination date	8/14/2017	8/13/2017
2	[REDACTED]	Maturity date	8/10/2020	8/9/2020
2	[REDACTED]	Maturity date	8/14/2020	8/13/2020